Earnings (Loss) Per Share	12 Months Ended
Dec. 31, 2022
Earnings Per Share [Abstract]
Earnings (Loss) Per Share
Note 15. Earnings (Loss) Per Share
The Company has two classes of common stock authorized: Class A common stock and Class B common stock. The rights of the holders of Class A and Class B common stock are identical, except with respect to voting. Each share of Class A common stock is entitled to one vote per share and each share of Class B common stock is entitled to twenty-five votes per share. The Company allocates undistributed earnings attributable to common stock between the common stock classes on a one-to-one
basis when computing net loss per share. As a result, basic and diluted net income (loss) per share of Class A common stock and Class B common stock are equivalent.
Earnings (loss) per share is computed by dividing net loss attributable to common shareholders by the weighted average number of common shares outstanding during the period on a basic and diluted basis. The Company’s net loss used in computing basic and diluted earnings per share is adjusted for the deemed dividends resulting from the accretion of Old FiscalNote’s preferred shares to redemption value and beneficial conversion features, as applicable. The Old FiscalNote preferred shares were outstanding during the year ended December 31, 2021 and from January 1, 2022 to July 29, 2022, respectively. At the closing of the Business Combination, all of Old FiscalNote’s preferred shares were exchanged for Class A common stock of New FiscalNote. Diluted earnings (loss) per share considers the impact of potentially dilutive securities.
The components of basic and diluted earnings (loss) per shares are as follows:

	Years Ended December 31,
(in thousands, except per share data)	2022	2021
Numerator:
Net loss	$(218,257)	$(109,421)
Deemed dividend — change in redemption value of preferred stock of Old FiscalNote	(26,570)	(193,058)
Deemed dividend — in conjunction with convertible debt modification	—	(4,000)
Deemed dividend — preferred stock issuance	—	(453)

Net loss used to compute basic and diluted loss per share	$(244,827)	$(306,932)

Denominator:
Weighted average common stock outstanding, basic and diluted	66,513,704	15,503,829

Net loss per shares, basic	$(3.68)	$(19.80)
Net loss per shares, diluted	$(3.68)	$(19.80)

Anti-dilutive securities excluded from diluted loss per share:
Anti-dilutive Earnout Awards	19,195,100	—
Anti-dilutive stock options	4,844,643	7,085,638
Anti-dilutive Convertible Notes	2,004,928	19,983,770
Anti-dilutive contingently issuable shares	1,423,339	601,012
Anti-dilutive restricted stock units	2,949,731	242,014
Anti-dilutive other liability — classified warrants	—	133,542
Anti-dilutive Aicel Convertible Notes	116,886	—
Anti-dilutive convertible preferred stock	—	46,580,241
Anti-dilutive convertible senior debt	—	18,300,271
Anti-dilutive equity-classified warrants	—	309,221

Total anti-dilutive securities excluded from diluted loss per share:	30,534,627	93,235,709

The weighted-average common shares and thus the net loss per share calculations and potentially dilutive security amounts for all periods prior to the Business Combination have been retrospectively adjusted to the equivalent number of shares outstanding immediately after the Business Combination to effect the reverse recapitalization. Historically reported weighted average shares outstanding have been multiplied by the Exchange Ratio (see Note 2, Business Combination with DSAC).